SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): November 14, 2003

                          Berkshire Income Realty, Inc.
             (Exact Name of Registrant as Specified in its Charter)

                         Maryland 001-31659 32-0024337
           (State or other jurisdiction (Commission (I.R.S. Employer
       of incorporation or organization File Number) Identification No.)

                 One Beacon Street, Boston, Massachusetts 02108
              (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (617) 523-7722

                                 Not applicable
          (Former Name or Former Address, if Changed Since Last Report)

     Item 12. Results of Operations and Financial Condition

     On November 14, 2003, the Registrant issued a press release announcing its financial results for the third quarter of 2003. The text of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein. The information in this Current Report is being furnished pursuant to Item 12, Results of Operations and Financial Condition.

     This information, including the exhibits attached hereto, shall not be deemed "filed" for any purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section. The information in this Current Report on Form 8-K shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act regardless of any general incorporation language in such filing.

                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            Berkshire Income Realty, Inc.

                                            /s/ David C. Quade
                                                   ________________________
Date: November 17, 2003                     Name:  David C. Quade
                                            Title: President and Chief Financial
                                                   Officer